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                                                                   Exhibit 21.01


                         SUBSIDIARIES OF THE REGISTRANT
                                 AS OF 06/30/02


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SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
Allcaps Weichgelatinkapseln GmbH & Co. KG                                              Germany

Allcaps Weichgelatinkapseln Verwaltungs GmbH                                           Germany

Allegiance (BVI) Holdings Co. Ltd.                                                     British Virgin Islands

Allegiance AB                                                                          Sweden

Allegiance Corporation                                                                 Delaware

Allegiance De Mexico, S.A. De C.V.                                                     Mexico

Allegiance Healthcare (Labuan) Pte. Ltd.                                               Malaysia

Allegiance Healthcare (N.Z.) Limited                                                   New Zealand

Allegiance Healthcare (Thailand) Ltd.                                                  Thailand

Allegiance Healthcare Canada Inc.                                                      Canada

Allegiance Healthcare Corporation                                                      Delaware

Allegiance Healthcare Deutschland GmbH                                                 Germany

Allegiance Healthcare Deutschland Holding GmbH                                         Germany

Allegiance Healthcare Distribution GmbH                                                Austria

Allegiance Healthcare GmbH                                                             Switzerland

Allegiance Healthcare Holding B.V.                                                     Netherlands

Allegiance Healthcare International GmbH                                               Austria

Allegiance Healthcare International, Inc.                                              Delaware

Allegiance Healthcare Limited                                                          United Kingdom

Allegiance Healthcare Pty Ltd                                                          Australia

Allegiance Healthcare Sdn. Bhd.                                                        Malaysia

Allegiance Industries Sdn. Bhd.                                                        Malaysia

Allegiance International Manufacturing (Bermuda) Ltd.                                  Bermuda
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SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
Allegiance K. K.                                                                       Japan

Allegiance Labuan Holdings Pte. Ltd.                                                   Malaysia

Allegiance Medica S.R.L.                                                               Italy

Allegiance PRO, Inc.                                                                   Puerto Rico

Allegiance S.L.                                                                        Spain

Allegiance S.P.R.L.                                                                    Belgium

Allegiance Sante S.A.                                                                  France

Allegiance Trading GmbH                                                                Switzerland

American Threshold Industries, Inc.                                                    Georgia

Armand Scott, Inc.                                                                     Delaware

Automatic Liquid Packaging, Inc.                                                       Illinois

Axiom Healthcare Services Pty. Ltd.                                                    Australia

Bindley Western Funding Corporation                                                    Delaware

Bindley Western Industries II of Maine, Inc.                                           Delaware

Bindley Western Industries, Inc.                                                       Indiana

BLP-Dover Acquisition Corp.                                                            Delaware

BLP-Liberty Acquisition Corp.                                                          Delaware

Boron LePore, Inc.                                                                     Delaware

Boron, LePore & Associates, Inc.                                                       Delaware

BW Transportation Services, Inc.                                                       Indiana

C. International, Inc.                                                                 Ohio

Cardal, Inc.                                                                           Ohio

Cardinal Distribution Holding Corporation - I                                          Nevada

Cardinal Distribution Holding Corporation - II                                         Nevada

Cardinal Distribution LP                                                               Ohio

Cardinal Health Capital Corporation                                                    Ohio

Cardinal Health Finance                                                                United Kingdom
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SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
Cardinal Health Funding, LLC                                                           Nevada

Cardinal Health GbR                                                                    Germany

Cardinal Health (Europe) GmbH                                                          Switzerland

Cardinal Health Holding International, Inc.                                            New Jersey

Cardinal Health Holding Pty Ltd                                                        Australia

Cardinal Health Holdings Ltd.                                                          United Kingdom

Cardinal Health Holdings GmbH                                                          Germany

Cardinal Health International Ventures, Ltd.                                           Barbados

Cardinal Health Manufacturing Services B. V.                                           The Netherlands

Cardinal Health Pharmaceutical Technologies & Services Center, Inc.                    Delaware

Cardinal Health Provider Pharmacy Services, Inc.                                       Delaware

Cardinal Health PTS, Inc.                                                              Delaware

Cardinal Health Staffing Network, Inc.                                                 Ohio

Cardinal Health Systems, Inc.                                                          Ohio

Cardinal Health Technologies Ltd.                                                      Ireland

Cardinal Health Technologies, LLC                                                      Nevada

Cardinal Health, Inc.                                                                  Ohio

Cardinal Southeast, Inc.                                                               Mississippi

Cardinal.com Holdings, Inc.                                                            Nevada

Cascade Development, Inc.                                                              Nevada

CDI Investments, Inc.                                                                  Delaware

Central Pharmacy Services, Inc.                                                        Georgia

Cirmex de Chihuahua S.A. de C.V.                                                       Mexico

Cirpro de Delicias S.A. de C.V.                                                        Mexico

College Park Plaza Associates, Inc.                                                    Indiana

Comprehensive Reimbursement Consultants, Inc.                                          Minnesota

Consumer2Patient, Inc.                                                                 Delaware
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SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
Convertors de Mexico S.A. de C.V.                                                      Mexico

CORD Logistics, Inc.                                                                   Ohio

Dutch American Manufacturers (D.A.M.) B.V.                                             Netherlands

Ellipticare, LLC                                                                       Delaware

Enhanced Derm Technologies, Inc.                                                       Delaware

Eon Media Inc.                                                                         Delaware

Eurovac Limited                                                                        Malta

F&F Holding GmbH                                                                       Germany

Glacier, Inc.                                                                          Vermont

Griffin Capital, LLC                                                                   Nevada

H.E.N. Inc.                                                                            Canada

Heartland Diagnostic Services, Inc.                                                    Wisconsin

Herd Mundy Richardson (Holdings) Limited                                               United Kingdom

Herd Mundy Richardson Limited                                                          United Kingdom

International Capsule Company S.r.l.                                                   Italy

International Medical Products B.V.                                                    Netherlands

International Processing Corporation                                                   Delaware

James W. Daly, Inc.                                                                    Massachusetts

Killilea Development Company, Ltd.                                                     Ohio

Lake Charles Pharmaceutical and Medical Equipment Supply Company, L.L.C.               Louisiana
A Louisiana limited liability company formed by Owen Shared Services,
          Inc. and Lake Charles Memorial Hospital, Inc.

Leader Drugstores, Inc.                                                                Delaware

Magellan Pharmaceutical Development, Inc.                                              North Carolina

Managed Pharmacy Benefits, Inc.                                                        Missouri

Medical Education Systems, Inc.                                                        Delaware

Medical Media Communications, Inc.                                                     Delaware

Medicine Shoppe Capital Corporation                                                    Nevada
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SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
Medicine Shoppe International, Inc.                                                    Delaware

Medicine Shoppe Internet, Inc.                                                         Missouri

MediQual Systems, Inc.                                                                 Delaware

Meditrol Automation Systems, Inc.                                                      Texas

Meditrol, Inc.                                                                         Nevada

Mepro Medische Produkten B.V.                                                          Netherlands

Moresville, Limited                                                                    United Kingdom

National Pharmpak Services, Inc.                                                       Ohio

National Specialty Services, Inc.                                                      Tennessee

Owen Healthcare Building, Inc.                                                         Texas

Owen Healthcare, Inc.                                                                  Texas

Owen Shared Services, Inc.                                                             Texas

Pacific Surgical Innovations, Inc.                                                     California

Packaging Coordinators, Inc.                                                           Pennsylvania

PCI Services GmbH                                                                      Germany

PCI Holdings (UK) Co.                                                                  United Kingdom

PCI Services I, Inc.                                                                   Puerto Rico

PCI Services II, Inc.                                                                  Delaware

PCI Services III, Inc.                                                                 Delaware

PCI Services, Inc.                                                                     Delaware

PCI West, Inc.                                                                         Delaware

PCI, Inc.                                                                              New Jersey

PCI/Acquisition III, Inc.                                                              Delaware

PCI/Delvco, Inc.                                                                       Delaware

PCI/Tri-Line (USA), Inc.                                                               Delaware

Pharmacy Operations of New York, Inc.                                                  New York

Pharmacy Operations, Inc.                                                              Delaware
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
SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
Phillipi Holdings, Inc.                                                                Ohio

PhR Staffing, Inc.                                                                     Texas

Physicians Purchasing, Inc.                                                            Nevada

Pinnacle Intellectual Property Services International, Inc.                            Nevada

Pinnacle Intellectual Property Services, Inc.                                          Nevada

Priority Healthcare Services Corporation                                               Indiana

Productos Urologos de Mexico S.A. de C.V.                                              Mexico

Professional Health-Care Resources, Inc.                                               Texas

Pyxis Corporation                                                                      Delaware

Pyxis Funding, LLC                                                                     Delaware

Pyxis Healthcare Systems, Inc.                                                         Canada

Quiroproductos de Cuauhtemoc S.A. de C.V.                                              Mexico

R. P. Scherer Limited                                                                  United Kingdom

R.P. Scherer (Europe) AG                                                               Switzerland

R.P. Scherer (Spain) S.A.                                                              Spain

R.P. Scherer Argentina S.A.I.C.                                                        Argentina

R.P. Scherer Canada Inc.                                                               Canada

R.P. Scherer Corporation                                                               Delaware

R.P. Scherer DDS B.V.                                                                  Netherlands

R.P. Scherer do Brasil Encapsulacoes, Ltda.                                            Brazil

R.P. Scherer GmbH & Co. KG                                                             Germany
F & F Holdings GmbH - 50.94%
R.P.Scherer Verwaltungs GmbH - 0.11%

R.P. Scherer Holdings II Limited                                                       United Kingdom

R.P. Scherer Holdings Limited                                                          United Kingdom

R.P. Scherer Holdings Pty. Ltd.                                                        Australia

R.P. Scherer Inc.                                                                      New Jersey

R.P. Scherer K.K.                                                                      Japan
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
SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
R.P. Scherer Production S.A.                                                           France

R.P. Scherer S.A.                                                                      France

R.P. Scherer S.p.A.                                                                    Italy

R.P. Scherer Technologies, Inc.                                                        Nevada

R.P. Scherer Verwaltungs GmbH                                                          Germany
-  F & F Holdings GmbH - 51%

R.P. Scherer West, Inc.                                                                Delaware

Ransdell Surgical, Inc.                                                                Kentucky

Red Wing Data Corporation                                                              Nevada

RedKey, Inc.                                                                           Ohio

RPS Technical Services, Inc.                                                           Delaware

RxealTIME, Inc.                                                                        Nevada

Scherer DDS Limited                                                                    United Kingdom

Scherer Production S.A.                                                                France

Source Medical, Inc.                                                                   Canada
-  Allegiance Healthcare Canada Inc. controls with - 50%  of common shares
   & 100% of preferred share (1 share)

STI Deutschland GmbH Surgical Technologies                                             Germany
International

Strategic Implications International, Inc.                                             Delaware

Supplyline Holdings, Inc.                                                              Nevada

Supplyline Technologies Limited                                                        Ireland

Surgical Technologies B.V.                                                             Netherlands

Surgi-Tech Europa Divisione Surgi-Tech Italia SRL                                      Italy

The Enright Group, Inc.                                                                Virginia

The Griffin Group, Inc.                                                                Nevada

Unipack, Ltd.                                                                          United Kingdom

Vistant Corporation                                                                    Delaware

Vistant Holdings, Inc.                                                                 Nevada

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
SUBSIDIARY NAME                                                                        STATE / JURISDICTION OF INCORPORATION
---------------                                                                        -------------------------------------
Whitmire Distribution Corporation                                                      Delaware
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